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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                February 28, 2001


                                RADIAN GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                          1-11356                     23-2691170
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

       1601 Market Street, Philadelphia, Pennsylvania          19103
       (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 564-6600


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        Radian Group Inc., a Delaware corporation (the "Company"), hereby files
Amendment No. 1 to its Current Report on Form 8-K filed on March 14, 2001, to include financial statements and pro forma financial information with respect to the Company's acquisition of Enhance Financial Services Group Inc., a New York corporation ("Enhance"), in accordance with Items 7(a) and 7(b) of Form 8-K within 60 days after the date of the initial filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 28, 2001, the Company, consummated its acquisition of Enhance, pursuant to that certain Agreement and Plan of Merger, dated November 13, 2000, among the Company, GOLD Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Enhance (the "Merger Agreement"). The Company's acquisition of Enhance was effected by merging Merger Sub with and into Enhance (the "Merger"), with Enhance surviving as a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.10 per share, of Enhance ("Enhance Common Stock"), other than Enhance Common Stock held directly or indirectly by Enhance, which was cancelled and retired, was converted into 0.22 shares (the "Exchange Ratio") of common stock, par value $0.001 per share, of the Company ("Company Common Stock"). Enhance stockholders who would otherwise receive fractional shares of Company Common Stock instead were entitled to receive a cash payment for their fractional share interest. In addition, each outstanding option to receive Enhance Common Stock became an option to receive Company Common Stock as adjusted by the Exchange Ratio. The terms of the Merger are described more fully in the Merger Agreement and the registration statement on Form S-4, as amended, filed by the Company (the "Registration Statement"), attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired

         The Audited Financial Statements of Enhance for the fiscal years ended December 31, 1999, 1998 and 1997, the accompanying notes, and the accountant's report related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference. The Unaudited Consolidated Balance Sheet of Enhance as of September 30, 2000, Unaudited Consolidated Statements of Income of Enhance for the three and nine months ended September 30, 2000 and 1999, Unaudited Consolidated Statement of Shareholders' Equity of Enhance for the nine months ended September 30, 2000 and 1999, and Unaudited Consolidated Statements of Cash Flows of Enhance for the nine months ended September 30, 2000 and 1999, and the accompanying notes, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference.

(b)   Pro Forma Financial Information

         The (A) introduction to the Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Enhance, (B) Unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Enhance for the quarter ended September 30, 2000, (C) Unaudited Pro Forma Condensed Combined Statement of Income of the Company and Enhance for the nine months ended September 30, 2000, (D) Unaudited Pro Forma Condensed Combined Statement of Income of the Company and Enhance for the year ended December 31, 1999, and (E) Notes to Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Enhance are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference.

(c)   Exhibits

      EXHIBIT NUMBER                       DESCRIPTION
      --------------                       -----------
           2.1           Agreement and Plan of Merger, dated November
                         13, 2000, among Radian Group Inc., GOLD
                         Acquisition Corporation and Enhance Financial
                         Services Group Inc. (incorporated by reference
                         to Exhibit 99.1 of the Form 8-K filed by Radian
                         Group Inc. on November 15, 2000)

           15.1 Letter from Deloitte & Touche LLP regarding unaudited interim financial information (filed herewith)

           23.1          Consent of Deloitte & Touche LLP (filed herewith)

           99.1          Form S-4 filed by Radian Group Inc. on December
                         27, 2000, as amended (incorporated by reference to the Form S-4/A filed by Radian Group Inc.
                         on January 25, 2001)

           99.2          Audited Financial Statements of Enhance Financial
                         Services Group Inc. for the fiscal years ended
                         December 31, 1999, 1998 and 1997, and accompanying notes, and the accountants report related thereto
                         (filed herewith)

           99.3          Unaudited (A) Consolidated Balance Sheet of Enhance
                         Financial Services Group Inc. as of September 30, 2000,
                         (B) Consolidated Statements of Income of Enhance
                         Financial Services Group Inc. for the three and nine months ended September 30, 2000 and 1999, (C)
                         Consolidated Statement of Shareholders' Equity of
                         Enhance Financial Services Group Inc. for the nine months ended September 30, 2000 and 1999, and (D)
                         Consolidated Statements of Cash Flows of Enhance
                         Financial Services Group Inc. for the nine months ended
                         September 30, 2000 and 1999, and the accompanying notes
                         (filed herewith)

           99.4          Unaudited (A) introduction to the Unaudited Pro Forma
                         Condensed Combined Financial Statements of Radian Group
                         Inc. and Enhance Financial Services Group Inc., (B)
                         Unaudited Pro Forma Condensed Combined Balance Sheet of
                         Radian Group Inc. and Enhance Financial Services Group
                         Inc. for the quarter ended September 30, 2000, (C)
                         Unaudited Pro Forma Condensed Combined Statement of
                         Income of Radian Group Inc. and Enhance Financial
                         Services Group Inc. for the nine months ended September
                         30, 2000, (D) Unaudited Pro Forma Condensed Combined
                         Statement of Income of Radian Group Inc. and Enhance
                         Financial Services Group Inc. for the year ended
                         December 31, 1999, and (E) Notes to Unaudited Pro Forma
                         Condensed Combined Financial Statements of Radian Group
                         Inc. and Enhance Financial Services Group Inc. (filed herewith)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 11, 2001


                                       RADIAN GROUP INC.


                                       By: /s/ Howard S. Yaruss
                                          ------------------------------------
                                          Name:  Howard S. Yaruss
                                          Title: Senior Vice President,
                                                 Secretary and General Counsel

                                  EXHIBIT INDEX


      EXHIBIT NUMBER                       DESCRIPTION
      --------------                       -----------

           2.1           Agreement and Plan of Merger, dated November
                         13, 2000, among Radian Group Inc., GOLD
                         Acquisition Corporation and Enhance Financial
                         Services Group Inc. (incorporated by reference to Exhibit 99.1 of the Form 8-K filed by Radian
                         Group Inc. on November 15, 2000)

           15.1 Letter from Deloitte & Touche LLP regarding unaudited interim financial information (filed herewith)

           23.1          Consent of Deloitte & Touche LLP (filed herewith)

           99.1          Form S-4 filed by Radian Group Inc. on December
                         27, 2000, as amended (incorporated by reference to the Form S-4/A filed by Radian Group Inc.
                         on January 25, 2001)

           99.2          Audited Financial Statements of Enhance Financial
                         Services Group Inc. for the fiscal years ended
                         December 31, 1999, 1998 and 1997, and accompanying notes, and the accountant's report related thereto
                         (filed herewith)

           99.3          Unaudited (A) Consolidated Balance Sheet of Enhance
                         Financial Services Group Inc. as of September 30, 2000,
                         (B) Consolidated Statements of Income of Enhance
                         Financial Services Group Inc. for the three and nine months ended September 30, 2000 and 1999,
                         (C) Consolidated Statement of Shareholders' Equity of
                         Enhance Financial Services Group Inc. for the nine months ended September 30, 2000 and 1999, and
                         (D) Consolidated Statements of Cash Flows of Enhance
                         Financial Services Group Inc. for the nine months ended September 30, 2000 and 1999, and accompanying notes (filed herewith)

           99.4          Unaudited (A) introduction to the Unaudited Pro Forma
                         Condensed Combined Financial Statements of Radian
                         Group Inc. and Enhance Financial Services Group Inc.,
                         (B) Unaudited Pro Forma Condensed Combined Balance
                         Sheet of Radian Group Inc. and Enhance Financial
                         Services Group Inc. for the quarter ended September 30,
                         2000, (C) Unaudited Pro Forma Condensed Combined
                         Statement of Income of Radian Group Inc. and Enhance
                         Financial Services Group Inc. for the nine months ended
                         September 30, 2000, (D) Unaudited Pro Forma Condensed
                         Combined Statement of Income of Radian Group Inc. and
                         Enhance Financial Services Group Inc. for the year ended December 31, 1999, and (E) Notes to Unaudited Pro
                         Forma Condensed Combined Financial Statements of Radian
                         Group Inc. and Enhance Financial Services Group Inc.
                         (filed herewith)

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